UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2008

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	4911-Electric Services	06628887
(Central Index Key)	(Standard Industrial Classification)	(Film Number.)

429 Guangdong Road
Shanghai 200001
People's Republic of China
 (Address of principal executive offices, including zip code)

(86-21) 6336-8686
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2008, China Recycling Energy Corporation (the "Company") entered into an Amendment to the Stock and Notes Purchase Agreement ("Amendment") with Carlyle Asia Growth Partners III, L.P., a limited partnership organized under the laws of the Cayman Islands ("CAGP"), and CAGP III Co-Investment, L.P., a limited partnership organized under the laws of the Cayman Islands (together with CAGP, the "Investors"). The Amendment amended certain terms of the Stock and Notes Purchase Agreement, dated November 16, 2007, between the Company and the Investors (the "Agreement").

Under the terms of the Amendment, (i) the Company issued and the Investor subscribed for a total of 4,066,706 shares of common stock of the Company, at the price of $1.23 per share for an aggregate purchase price of $5,002,048, as originally contemplated under the Agreement; (ii) the Investors converted the principal amount under the currently outstanding 10% Secured Convertible Promissory Note in the principal amount of $5,000,000 (the "First Note") (and waived any accrued interest thereon) into 4,065,040 shares of common stock of the Company at the conversion price per share of $1.23, pursuant to the terms and conditions of the First Note issued under the Agreement; (iii) the Company issued and sold to the Investors a new 5% Secured Convertible Promissory Note in the principal amount of $5,000,000 to the Investors (the "Second Note"); and (iv) the Company granted to the Investors an option to purchase a 5% Secured Convertible Promissory Note in the principal amount of $10,000,000, exercisable by the Investors at any time within nine (9) months following the date of the closing of the transactions contemplated by the Amendment (the "Option Note") (the foregoing transactions, together with the sale and purchase of the First Note, are hereinafter referred to as the "Offering").

The Agreement had contemplated two subsequent transactions after issuance of the First Note in November 2007, which transactions were restructured by the Amendment. The two subsequent transactions that were to be effected by the Company and the Investors, were (i) the issuance by the Company and subscription by the Investors of a total of 4,066,706 shares of common stock of Company, at the price of $1.23 per share for an aggregate purchase price of approximately $5,000,000, and (ii) the issuance and sale by the Company to the Investors of a 5% Secured Convertible Promissory Note in the principal amount of $15,000,000.

The Second Note bears interest at 5% per annum and matures on April 29, 2011. The principal face amount of the Second Note, together with any interest thereon, convert, at the option of the holders at any time on or after March 30, 2010 (or such earlier date if the audited consolidated financial statements of the Company for the fiscal year ending December 31, 2009 are available prior to March 30, 2010) and prior to maturity, into shares of the Company’s common stock at an initial conversion price that is tied to the after-tax net profits of the Company for the fiscal year ending December 31, 2009, as described in the Second Note. The Second Note is subject to mandatory conversion upon the listing of the Company’s common stock on the National Association of Securities Dealers Automated Quotations (NASDAQ) mainboard, the New York Stock Exchange or the American Stock Exchange. As more fully described in the Second Note, the obligations of the Company under the Second Note shall rank senior to all other debt of the Company.

If issued, the Option Note will bear interest at 5% per annum and will mature on April 29, 2011. The Option Note is convertible at a conversion price that is tied to the after-tax net profits of the Company for the fiscal year ending December 31, 2009, as described in the Option Note.

The issuance of securities to the Investors in the Offering is made in reliance on the exemptions from registration provided by (i) Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") as a transaction by an issuer not involving any public offering and (ii) Regulation S under the Securities Act.

As collateral for the First Note, Hanqiao Zheng, the President and a major shareholder of the Company, pledged 9,653,471 of the shares of the Company’s common stock held by him to secure the First Note (the "Share Pledge Agreement"). The Second Note and the Option Note are both secured by a security interest granted to the Investors pursuant to the Share Pledge Agreement.

In connection with the Agreement, the Company, Hanqiao Zheng and Ping Sun entered into a Shareholders Agreement, dated as of November 16, 2007, with the Investors (the "Shareholders Agreement"). The Shareholders Agreement contains certain restrictions on the ability of the parties to the Shareholders Agreement to transfer their shares of the Company’s common stock and provides the Investors with the right to designate up to two directors on the Company’s board of directors and certain other rights, including consent rights over certain transactions and preemptive rights in respect of subsequent issuances by the Company of equity securities. The securities issued in the Offering and represented by the Second Note and Option Note are subject to the Shareholders Agreement.

Additionally, in connection with the First Note, the Company granted certain registration rights to the Investors requiring the Company to file a registration statement covering the shares of the Company’s common stock acquired by the Investors pursuant to the Agreement within one hundred and twenty (120) days from the date of the Agreement (the "Registration Rights Agreement"). The securities issued in the Offering and represented by the Second Note and Option Note are also subject to the Registration Rights Agreement.

The Company intends to use the net proceeds from the this Offering to cover capital expenditures for its operations in China and other working capital needs.

This Current Report of Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities.

The foregoing is qualified in its entirety by reference to the Amendment, Second Note and Option Note filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated hereto by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above, which is incorporated herein by reference.

The issuance of securities to the Investors in the Offering is made in reliance on the exemptions from registration provided by (i) Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering and (ii) Regulation S under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Amendment to Stock and Notes Purchase Agreement
10.2	Form of 5% Secured Convertible Promissory Note
10.3	Form of Option Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: April 30, 2008	/s/Guangyu Wu
Guangyu Wu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amendment to Stock and Notes Purchase Agreement
10.2	Form of 5% Secured Convertible Promissory Note
10.3	Form of Option Note